UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 11, 2026
IP STRATEGY HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As previously reported, on March 20, 2026, IP Strategy Holdings, Inc. (the “Company”) received a notice from the Nasdaq Stock Market LLC (“Nasdaq”), indicating that the Company’s common stock, par value $0.0001 per share (the “Common Stock”), did not meet the minimum bid price required set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), as the closing bid price for the Common Stock was below $1.00 per share for thirty (30) consecutive business days. Effective April 23, 2026, the Company effected a 1-for-20 reverse stock split of the Common Stock, which increased the bid price for the Common Stock above $1.00 per share, and on April 30, 2026, the Nasdaq Hearing Panel (the “Panel”) heard the Company’s appeal of Nasdaq’s determination to delist the Common Stock.
On May 11, 2026, the Company received a notification letter from Nasdaq stating that the Panel found (the “Panel Determination”) the Company to have regained compliance with the Nasdaq continued listing standard under Nasdaq Listing Rules, including the Minimum Bid Price Requirement set forth in Nasdaq Listing Rule 5550(a)(2). The Company will be subject to a Mandatory Panel Monitor for a period of one year from the date of the Panel Determination pursuant to Rule 5815(d)(4)(B).
On May 14, 2026, the Company issued a press release regarding the Panel Determination, which is filed as Exhibit 99.1 hereto and incorporated by reference herein. The press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 8.01 of this Current Report on Form 8-K in such a filing.
Forward-Looking Statements
This report, including the press release filed as Exhibit 99.1 to this report, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words like “believe,” “intend,” “will,” and “would” or the negative thereof or other variations thereon or comparable terminology, are used to identify forward-looking statements, although not all forward-looking statements contain these words. Any such statements in this report that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, the Company’s expectations about its continued compliance with Nasdaq’s listing standards, including the Minimum Bid Price Requirement and the one-year Panel monitoring period.
Although the Company believes that it is basing its expectations and beliefs on reasonable assumptions within the bounds of what is currently known about its business and operations, there can be no assurance that actual results will not differ materially from what the Company expects or believes. Some of the factors that could cause the Company’s actual results to differ materially from its expectations or beliefs are disclosed in the “Risk Factors” section, as well as other sections, of its reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025, its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other filings. All forward-looking statements speak only as of the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026	IP STRATEGY HOLDINGS, INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
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